CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Annual Report of Radale Imports, Inc. (the “Company”) on Form 10-KSB for the fiscal year ended March 31, 2007 (the “Report”), I, Ken Swanson, Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1)    The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Sec.78o(d)); and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 16, 2007
/s/ Ken Swanson

Ken Swanson Chief Financial Officer

The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec.1350) and is not being filed as part of the Form 10-KSB or as a separate disclosure document.